UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2026

REALLOYS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41051	3129394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7280 W. Palmeto Park Rd.
Suite 302N
Boca Raton, FL 33433

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: 972-726-9203

Blackboxstocks Inc.

5430 LBJ Freeway

Suite 1485

Dallas, Texas 75240

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALOY	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indemnification Agreements

In connection with the Merger, on the Closing Date, the Company entered into indemnification agreements (each, an “Indemnification Agreement” and collectively, the “Indemnification Agreements”) with each of its directors and executive officers. The Indemnification Agreements provide for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits, or proceedings arising from service to the Company or, at its request, service to other entities to the fullest extent permitted by applicable law.

The foregoing description of the Indemnification Agreements is a summary only and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K (the “Report”) and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on March 10, 2025, REalloys Inc .(formerly known as Blackboxstocks Inc., “Blackboxstocks”; “REalloys” or the “Company”) and its wholly owned subsidiary, RABLBX Merger Sub, Inc., (“RABLBX”), entered into an Agreement and Plan of Merger, as amended by that certain Amendment No. 1 (“Amendment No. 1”), dated as of July 1, 2025, Amendment No. 2 (“Amendment No. 2”), dated as of August 22, 2025, and Amendment No. 3 (“Amendment No. 3”) dated as of December 10, 2025 (collectively, the “Merger Agreement”), with REalloys Solutions Inc. (formerly known as REalloys Inc.; “Private REalloys”). In accordance with the Merger Agreement, RABLBX merged with and into Private REalloys, with Private REalloys surviving as a wholly owned subsidiary of the Company. On February 24, 2026, (i) pursuant to an amendment to its Articles of Incorporation, the Company changed its name from “Blackboxstocks Inc.” to “REalloys Inc.”, (ii) pursuant to an amendment to its Articles of Incorporation, Private REalloys changed its name to “REalloys Solutions Inc.”, and (iii) REalloys and RABLBX filed the Certificate of Merger with the State of Nevada (the “Merger”). On February 24, 2026, the Merger closed (the “Closing” and such date, the “Closing Date”).

At the effective time of the Merger (the “Effective Time”), each holder of outstanding shares of Private REalloys common stock, par value $0.0001 per share (the “Private REalloys Common Stock”) received the number of shares of common stock, par value $0.001 per share, of the Company (the “New REalloys Common Stock”) equal to the number of shares of Private REalloys Common Stock such stockholders held multiplied by the exchange ratio, or an aggregate of 50,365,924 shares of the Company common stock at closing using an exchange ratio (the “Exchange Ratio”) of 0.4129.

As provided in the Merger Agreement, the Company’s board of directors authorized and declared a dividend of one contingent value right (“CVR”) for each share of common stock of the Company outstanding at 5:01 p.m. Central Time on the record date, February 23, 2026, payable immediately prior to the consummation of the Merger. The CVRs represent the rights to receive cash payments in connection with certain transactions involving the assets, rights and properties owned, used or usable by Blackbox.io Inc., a Nevada corporation and wholly owned subsidiary of the Company, which was organized to conduct historical operations of Blackboxstocks.

Additionally, at the Effective Time: (i) each holder of Series X Preferred Stock (as defined herein) of the Private REalloys, outstanding immediately prior to the Effective Time received the number of shares of Series C Convertible Preferred Stock of the Company, par value $0.001 per share, stated value $3,000 per share (the “Series C Preferred Stock”), equal to the number of shares of Series X Preferred Stock at a ratio of one share of Series X Preferred Stock to one share of Series C Preferred Stock, (ii) each holder of Private REalloys warrants worth $38,000,000 in the aggregate (the “Acquisition Warrants”), outstanding and unexercised as of immediately prior to the Effective Time received the right to receive a number of shares of New REalloys Common Stock equal to the cash amount set forth in such Acquisition Warrant divided by the per share stock price of the Company on Nasdaq at the Effective Time, (iii) each investor in Private REalloys Simple Agreement for Future Equity (“REalloys SAFEs”), worth $3,015,000 in the aggregate, outstanding as of immediately prior to the Effective Time became entitled to receive a number of shares of New REalloys Common Stock equal to the Purchase Amount (as set forth in such REalloys SAFE) divided by the per share stock price of the Company on Nasdaq at the Effective Time, and (iv) each Private REalloys Warrant (as defined herein) outstanding and unexercised immediately prior to the Effective Time, were converted into and became a warrant to purchase New REalloys Common Stock, and the Company assumed the terms of the Private REalloys Warrants pursuant to the terms of the Merger Agreement. The board of directors of Private REalloys following the consummation and Closing of the Merger consists of nine members (the “Board”), as further described herein.

In connection with the Merger and the Concurrent Private Placement (as defined herein) and pursuant to that certain placement agent agreement between Palladium Capital LLC (“Palladium”) and Private REalloys, dated as of November 24, 2024, Palladium was entitled to (i) a cash fee equal to 7% of the aggregate gross proceeds raised from investors in each capital raise transaction closing and (ii) warrants to purchase that number of shares of common stock of Private REalloys equal to 7% of the aggregate number of shares of common stock (or common stock equivalent, if applicable) sold in a capital raise transaction. In addition, Private REalloys issued Palladium 5,735,996 shares of common stock as an advisory fee for the transactions including the Merger.

Following the Closing, there are 57,111,167 shares of New REalloys Common Stock outstanding, with former Private REalloys stockholders owning approximately 92.2% and former pre-Merger Company stockholders owning 7.8% of the Company’s outstanding securities.

The foregoing description of the Merger is a summary only and is qualified in its entirety by reference to the full text of (i) the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s registration statement on Form S-4, as amended, and incorporated herein by reference (the “Proxy Statement/Prospectus”), (ii) Amendment No. 1, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2025, (iii) Amendment No. 2, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on August 22, 2025, and (iv) Amendment No. 3, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 11, 2025.

Item 3.02	Unregistered Sale of Equity Securities.

As previously reported, on March 6, 2025, Private REalloys entered into a securities purchase agreement (the “Purchase Agreement”) with a certain institutional investor (the “Private Placement Investor”), pursuant to which Private REalloys agreed to issue and sell (i) an aggregate of 5,000 shares of Private REalloys Series X Preferred Stock, par value $0.0001 per share (the “Series X Preferred Stock”), with a stated value of $1,000 per share, with 1,000 shares of the Series X Preferred Stock issued at the initial closing (the “Initial REalloys Financing Closing”), and 4,000 shares of Private REalloys’ Series X Preferred Stock issuable following the consummation of the Merger at the second closing (the “Second REalloys Financing Closing”) and (ii) warrants (the “REalloys Warrants”) to acquire up to 5,000,000 shares of common stock of REalloys (the “Concurrent Private Placement”). The aggregate gross proceeds from the Initial REalloys Financing Closing were $1,000,000.

In July 2025, pursuant to an acknowledgement and agreement between Private REalloys and the Private Placement Investor, dated as of July 24, 2025, Private REalloys received an advance of $1,000,000 to be received in the Second REalloys Financing Closing in exchange for issuing 1,000 shares of Private REalloys’ Series X Preferred Stock to the Private Placement Investor. Following such advance, the aggregate number of shares of Series X Preferred Stock issuable in connection with the Second REalloys Financing Closing was 3,000 shares and the aggregate additional purchase price paid by the Private Placement Investor in the Second REalloys Financing Closing was $3,000,000. The Second REalloys Financing Closing occurred on February 23, 2026, substantially contemporaneously with the consummation of the Merger.

REalloys also issued to the Private Placement Investor an aggregate of 6,376,367 shares of Private REalloys Common Stock (the “Commitment Shares”) which represented 5.0% of the fully diluted outstanding capital of Private REalloys immediately prior to the consummation of the Merger. Additionally, on the Maturity Date, the Series X Preferred Stock accrued dividends payable in additional shares of Series X Preferred Stock in the aggregate amount of 126 shares.

None of the issuances of the Series X Preferred Stock, the Commitment Shares, the REalloys Warrants, or the shares of Private REalloys Common Stock issuable upon conversion or exercise of Series X Preferred Stock and the REalloys Warrants were registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Series X Preferred Stock, the Commitment Shares, the REalloys Warrants, and the shares of Private REalloys Common Stock issuable upon conversion or exercise of Series X Preferred Stock and the REalloys Warrants have been and will be, as applicable, issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. The investors that entered into to a Purchase Agreement represented that they accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The foregoing descriptions of the Purchase Agreement, the Certificate of Designations of the Series X Preferred Stock and the Warrants do not purport to be complete and are qualified in their entirety by reference to the forms of Purchase Agreement, Certificate of Designations of the Series X Preferred Stock and Warrant, which were filed as Exhibits 10.20, 3.11 and 4.2, respectively, to the Proxy Statement/Prospectus, filed with the SEC on July 2, 2025, and incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

Series C Certificate of Designations

On February 24, 2026, in connection with the Merger, the Company filed the Certificate of Designations of the Series C Preferred Stock (the “Series C Certificate of Designations”) with the Secretary of State of the State of Nevada. The material terms of the Certificate of Designations are discussed in the Proxy Statement/Prospectus in the sections titled “Description of Combined Company Securities – Series C Convertible Preferred Stock” which are not complete and are qualified in their entirety by reference to the form of Series C Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Certificate of Amendment to Articles of Incorporation

Additionally on February 24, 2026, the Company filed an Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada to increase the authorized shares of New REalloys Common Stock the Company is authorized to issue from 100,000,000 shares to 350,000,000 shares. The Certificate of Amendment became effective upon filing. The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed hereto as Exhibit 3.2 to this Report and is incorporated herein by reference.

Item 5.01	Change in Control of Registrant.

The information set forth in Item 2.01 of this Report is incorporated herein by reference.

As a result of the consummation of the Merger, a change of control of Blackboxstocks occurred, and the stockholders of Blackboxstocks immediately prior to the Closing held approximately (i) 92.2% of the outstanding shares of New REalloys Common Stock and (ii) 50% of Series A Preferred Stock, in each case, immediately following the Closing

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the Closing, and in accordance with the terms of the Merger Agreement, each executive officer of the Company other than Robert Winspear resigned from his position, and each of Gust Kepler, Keller Reid, Grant Evans and Dalya Sulaiman resigned as members of the Company’s Board. Upon the consummation of the Merger and pursuant to the terms of the Merger Agreement, Leonard Sternheim, Stephen duMont (Chairman), Joseph Sawyer, Dovid Glenn, Brad Wall and David MacNaughton were appointed as directors of the Board to serve until the end of their respective terms and until their successors are elected and qualified, and Robert Winspear remained a director of the Board. Following the Closing of the Merger, Bob Foresman and Jack Keane were appointed as directors of the Board to serve until the end of their respective terms and until their successors are elected and qualified.

The applicable information set forth in the sections titled “Directors and Executive Officers of the Combined Company Following the Merger,” “Management of the Combined Company,” and “Related Party Transactions” as related to the Board and in Item 2.01 of this Report is incorporated herein by reference.

REalloys Inc. 2025 Long-Term Incentive Plan

At a special meeting of the Company’s stockholders on January 30, 2025, the stockholders of the Company considered and approved the REalloys 2025 Long-Term Incentive Plan (the “Incentive Plan”). The Incentive Plan was previously approved and adopted, subject to stockholder approval, by the REalloys Board on December 16, 2025. On the Closing Date, the Board approved the adoption of the Incentive Plan, as well as the forms of Nonqualified Stock Option Agreement, Incentive Stock Option Agreement, Restricted Stock Unit Agreement and Restricted Stock Award Agreement.

A description of the Incentive Equity Plan is included in the Proxy Statement/Prospectus in the section titled “Proposal 2 - Approval of the Incentive Plan Proposal” beginning on page 102 of the Proxy Statement/Prospectus, and such description is incorporated herein by reference. The foregoing description of the Incentive Plan and the forms of Nonqualified Stock Option Agreement, Incentive Stock Option Agreement, Restricted Stock Unit Agreement and Restricted Stock Award Agreement is qualified in its entirety by the full text of the Incentive Plan, which is filed as Annex B to the Proxy Statement/Prospectus and the forms of Nonqualified Stock Option Agreement, Incentive Stock Option Agreement, Restricted Stock Unit Agreement and Restricted Stock Award Agreement, which are filed as Exhibits 10.4, 10.5, 10.6 and 10.7 to this Report, respectively, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Report under “Series C Certificate of Amendment” and “Certificate of Amendment to Articles of Incorporation” is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Merger, on February 24, 2026, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers, and directors of the Company, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. A copy of the Code of Business Conduct and Ethics can be found in the Investors section of the Company’s website at https://realloys.com/.

Item 7.01.	Regulation FD Disclosure.

On February 24, 2026, the Company issued a press release announcing the closing of the Merger. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated by reference herein. The Company undertakes no obligation to update, supplement or amend the materials attached hereto furnished under this Item 7.01.

The information in this Report (including Exhibit 99.7 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

In connection with the Merger, the New REalloys Common Stock possesses a new CUSIP number (75606V101).

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company will additionally file the financial statements required to be filed by this Item 9.01(a) not later than seventy-one (71) days after the date on which this Report on Form 8-K is required to be filed. The financial statements and notes thereto of Blackboxstocks were filed with Blackboxstocks’ Annual Report on Form 10-K for the year ended December 31, 2025.

(b) Pro Forma Financial Information.

The Company will file the financial statements required to be filed by this Item 9.01(b) not later than seventy-one (71) days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description of Exhibit	Form	Exhibit Annex, or Page Number	Filing Date	File Number

2.1†	Agreement and Plan of Merger, dated March 10, 2025, by and among Blackboxstocks Inc., RABLBX Merger Sub Inc., and REalloys Inc.	8-K	2.1	03/10/2025	001-41051
2.2	First Amendment to Agreement and Plan of Merger, dated July 1, 2025, by and among Blackboxstocks Inc., RABLBX Merger Sub, Inc., and REalloys Inc.	8-K	2.1	07/01/2025	001-41051
2.3	Second Amendment to Agreement and Plan of Merger, dated August 22, 2025, by and among Blackboxstocks Inc., RABLBX Merger Sub, Inc., and REalloys Inc.	8-K	2.1	08/22/2025	001-41051
2.4	Third Amendment to Agreement and Plan of Merger, dated December 10, 2025, by and among Blackboxstocks Inc., RABLBX Merger Sub, Inc., and REalloys Inc.	8-K	2.1	12/10/2025	001-41051
3.1*	Certificate of Designations of Series C Convertible Preferred Stock
3.2*	Certificate of Amendment to the Articles of Incorporation of the Company
3.3	Certificate of Designations of the Series X Preferred Stock	S-4/A	3.11	07/02/2025	333-286507
4.1	Form of Warrant to Purchase Common Stock of REalloys issued on March 10, 2025.	S-4/A	4.2	07/02/2025	333-286507
10.1	Form of Indemnification Agreement	S-4/A	10.34	07/02/2025	333-286507
10.2	Form of Securities Purchase Agreement between REalloys Inc. and investors party thereto, dated as of March 6, 2025.	S-4/A	10.20	07/02/2025	333-286507
10.3*#	REalloys Inc. 2025 Long-Term Incentive Plan
10.4*#	Form of Nonqualified Stock Option Agreement
10.5*#	Form of Incentive Stock Option Agreement
10.6*#	Form of Restricted Stock Unit Agreement
10.7*#	Form of Restricted Stock Award Agreement
10.8#	Professional Services Agreement dated December 12, 2025, by and between Leonard Sternheim and REalloys Inc.	S-4/A	10.47	12/18/2025	333-286507
99.1*	Press Release, dated February 24, 2026 (furnished pursuant to Item 7.01).
104*	Cover Page Interactive Data File

*	Filed herewith.

†	Certain of the exhibits or schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

#	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALLOYS INC.

Date: February 25, 2026	By:	/s/ Leonard Sternheim
	Name:	Leonard Sternheim
	Title:	President and Chief Executive Officer